Exhibit 10.1

                SECOND MODIFICATION TO REVOLVING PROMISSORY NOTE
                               AND LOAN AGREEMENT



Farrel Corporation
25 Main Street
Ansonia, Connecticut 06401
and
Farrel Limited
25 Main Street
Ansonia, Connecticut 06401
(Individually and collectively, "Borrower")

Wachovia Bank, National Association
300 Main Street
Stamford, Connecticut 06901
(Hereinafter referred to as "Bank")

THIS AGREEMENT is entered into as of December 8, 2003 by and among Bank and Borrower.

                                    RECITALS

Bank is the holder of a Revolving Promissory Note executed and delivered by Borrower, dated June 18, 2001, in the maximum principal amount of $10,000,000.00 (the "Note"), and certain other loan documents, including without limitation, a Revolving and Term Loan Credit Agreement, dated as of June 18, 2001 (as heretofore amended, modified and restated, the "Loan Agreement");

The Note and Loan Agreement were modified pursuant to two certain letter agreements dated March 18, 2002 and March 25, 2003, respectively, and a certain Modification To Revolving Promissory Note And Loan Agreement dated as of August 2, 2002 (the "First Modification");

Borrower and Bank have agreed to further modify the terms of the Loan Documents, as defined in the Loan Agreement;

Wachovia Bank, National Association, formerly known as First Union National Bank, is the owner and holder of the Note, the Loan Agreement and each of the other Loan Documents;

In consideration of Bank's continued extension of credit and the agreements contained herein, the parties agree as follows:

AGREEMENT

ACKNOWLEDGMENT OF BALANCE. Borrower and Bank each acknowledges that the most recent Commercial Loan Invoice sent to Borrower with respect to the Indebtedness under the Note is correct.


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MODIFICATIONS.

1. The Note is hereby modified by deleting in its entirety the paragraph therein entitled "Repayment Terms" and substituting the following therefor:

REPAYMENT TERMS. This Note shall be due and payable in consecutive monthly payments of accrued interest only, commencing on July 18, 2001, and continuing on the same day of each month thereafter until fully paid. In any event, all principal and accrued interest shall be due and payable on June 15, 2005.

All other Loan Documents are hereby modified so that any reference to the maturity date or Termination Date of the Note shall be deemed to refer to June 15, 2005.

2. The Loan Agreement is hereby modified by adding to Section 7 thereof the following subsection 7.9, as if originally set forth therein:

7.9 Liquidity Ratio. As of the Borrower's fiscal quarter ending December 31, 2003 and as of the end of any fiscal quarter thereafter, Borrower's consolidated Liquidity Ratio will not be less than 0.50 to 1.00. As used herein, "Liquidity Ratio" means (a) the sum of (i) cash and (ii) cash equivalents in accordance with GAAP, divided by (b) the sum of (i) customer advances and (ii) accrued installation and warranty costs.

3. The Loan Agreement is hereby modified by adding to Section 2 thereof the following subsection 2.12(c):

(c) Letters of credit, bankers acceptances or guarantees issued hereunder shall not have an "extended expiration", that is, expire later than June 15, 2005; provided, however, Bank may authorize any such instrument having an "extended expiration" in its sole discretion.

ACKNOWLEDGMENTS AND REPRESENTATIONS. Borrower acknowledges and represents that the Note and other Loan Documents, as amended hereby, are in full force and effect without any defense, counterclaim, right or claim of set-off; that, after giving effect to this Agreement, no default or event that with the passage of time or giving of notice would constitute a default under the Loan Documents has occurred, all representations and warranties contained in the Loan Documents are true and correct as of this date (except where such representations and warranties relate specifically to a prior date), all necessary action to authorize the execution and delivery of this Agreement has been taken; and this Agreement is a modification of an existing obligation and is not a novation.

MISCELLANEOUS. This Agreement shall be construed in accordance with and governed by the laws of the applicable state as originally provided in the Loan Documents, without reference to that state's conflicts of law principles. This Agreement and the other Loan Documents constitute the sole agreement of the parties with respect to the subject matter thereof and supersede all oral negotiations and prior writings with respect to the subject matter thereof. No amendment of this Agreement, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto. The illegality, unenforceability or inconsistency of any provision of this Agreement shall not in any way affect or impair the legality, enforceability or consistency of the remaining provisions of this Agreement or the other Loan Documents. The Loan Agreement (as amended by this Agreement) and the other Loan Documents are intended to be consistent. However, in the event of any inconsistencies among the Loan Agreement (as amended by this Agreement) and any of the Loan Documents, the terms of the Loan Agreement (as amended by this Agreement), and then the Note (as amended by this Agreement), shall control. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts. Each such counterpart shall be deemed an original, but all such counterparts shall together constitute one and the same agreement. Terms


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used in this Agreement which are capitalized and not otherwise defined herein shall have the meanings ascribed to such terms in the Note and the Loan
Agreement.

DEFINITIONS. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

CONNECTICUT PREJUDGMENT REMEDY WAIVER. THE BORROWER ACKNOWLEDGES THAT THE TRANSACTIONS REPRESENTED BY THIS AGREEMENT ARE COMMERCIAL TRANSACTIONS AND HEREBY VOLUNTARILY AND KNOWINGLY WAIVES ANY RIGHTS TO NOTICE OF AND HEARING ON PREJUDGMENT REMEDIES UNDER CHAPTER 903A OF THE CONNECTICUT GENERAL STATUTES OR OTHER STATUTES AFFECTING PREJUDGMENT REMEDIES, AND AUTHORIZES THE BANK'S ATTORNEY TO ISSUE A WRIT FOR A PREJUDGMENT REMEDY WITHOUT COURT ORDER, PROVIDED THE COMPLAINT SHALL SET FORTH A COPY OF THIS WAIVER.

WAIVER OF JURY TRIAL. EACH OF THE BORROWER AND THE BANK HEREBY WAIVES TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION OR PROCEEDING ON ANY MATTER ARISING IN CONNECTION WITH THIS AGREEMENT OR IN ANY WAY RELATED TO THE FINANCING TRANSACTIONS OF WHICH THIS AGREEMENT IS A PART AND/OR THE DEFENSE OR ENFORCEMENT OF ANY OF BANK'S RIGHTS OR REMEDIES. THE BORROWER HEREBY REPRESENTS AND WARRANTS TO BANK THAT THE WITHIN WAIVERS ARE ITS FREE ACT AND DEED MADE FOLLOWING CONSULTATION WITH INDEPENDENT COUNSEL OF ITS CHOICE.

IN WITNESS WHEREOF, the undersigned have signed and sealed this Agreement the day and year first above written.

PLACE OF EXECUTION AND DELIVERY. Borrower hereby certifies that this Agreement and the Loan Documents were executed in the State of Connecticut and delivered to Bank in the State of Connecticut.

WITNESSES:

/s/ James L. Burns                        Farrel Corporation
-----------------------

/s/ Margot A. DeMelis                     By: /s/ Rolf K. Liebergesell
-----------------------                       ------------------------------
                                              Rolf K. Liebergesell, Director

/s/ James L. Burns                            Farrel Limited
-----------------------

/s/ Margot A. DeMelis                     By: /s/ Rolf K. Liebergesell
-----------------------                       ------------------------------
                                              Rolf K. Liebergesell, Director

/s/ Dennis B. Horan                       Wachovia Bank, National Association
-----------------------

Dennis B. Horan                           By: /s/ Philip Galioto
-----------------------                       ------------------------------
                                              Philip Galioto
                                              Vice President


STATE OF CONNECTICUT)
                    )   ss:            ,                       December 2, 2003
COUNTY OF New Haven )

        Personally appeared, Rolf K. Liebergesell, Director of Farrel Corporation, a Delaware corporation, signer and sealer of the foregoing instrument and acknowledged the same to be his free act and deed as such officer and the free act and deed of said corporation, before me.

                                          /s/ Angela DeNitto
                                          ----------------------------------
                                          Commissioner of the Superior Court
                                          Notary Public
                                          My Commission Expires: 9/30/07

STATE OF CONNECTICUT)
                    )   ss:             ,                     December 2, 2003
COUNTY OF New Haven )

          Personally appeared, Rolf K. Liebergesell, Director of Farrel Limited, a corporation organized under the laws of England and Wales, signer and sealer of the foregoing instrument and acknowledged the same to be his free act and deed as such officer and the free act and deed of said corporation, before me.

                                          /s/ Angela DeNitto
                                          ----------------------------------
                                          Commissioner of the Superior Court
                                          Notary Public
                                          My Commission Expires: 9/30/07





STATE OF CONNECTICUT)
                    )   ss:              ,                    December  , 2003
COUNTY OF FAIRFIELD )

          Personally appeared, Philip Galioto, Vice President of Wachovia Bank, National Association, a national banking association, signer and sealer of the foregoing instrument and acknowledged the same to be his/her free act and deed as such officer and the free act and deed of said banking association, before me.

                                          /s/ Michele Sparan
                                          ----------------------------------
                                          Commissioner of the Superior Court
                                          Notary Public
                                          My Commission Expires: